Fair Value Measurements	9 Months Ended
Mar. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
NOTE 10. FAIR VALUE MEASUREMENTS
The Company follows the guidance in ASC Topic 820 for its financial assets and liabilities that are re-measured
and reported at fair value at each reporting period, and
non-financial
assets and liabilities that are
re-measured
and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2021 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2021
Assets:
Marketable securities held in Trust Account	1	$254,382,396

Liabilities:
Warrant Liability – Public Warrants	1	$25,519,782
Warrant Liability – Private Placement Warrants	3	$15,953,000
Warrants
The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the Consolidated Balance Sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the Condensed Consolidated Statement of Operations.
Initial Measurement
The Company established the initial fair value for the Warrants on November 13, 2020 and November 24, 2020, the dates of the Company’s Initial Public Offering, using a Monte Carlo simulation model for the Public Warrants and Black-Scholes model for the Private Placement Warrants. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one share of Class A ordinary shares and one-third
of one Public Warrant) first to the Public Warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to Class A ordinary shares subject to possible redemption (temporary equity), Class A ordinary shares (permanent equity). The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs. The Company allocated the proceeds received from the sale of the Private Warrants, first to the warrants, based upon their fair value as determined at initial measurement, with the remaining proceeds allocated to additional paid in capital. The key inputs into the Monte Carlo simulation model and the Black-Scholes model were as follows at initial measurement:

Initial Measurement – Monte Carlo and Black-Scholes
Risk-free rate	0.6%
Remaining term in years	5.75
Expected volatility	19.0%
Exercise price	$11.50
Fair value of common stock	$9.65
Expected probability to consummate a business combination	88.3%

The Company’s use of a Monte Carlo simulation model required the use of subjective assumptions:

•
The risk-free interest rate assumption was based on the five-year U.S. Treasury rate, which was commensurate with the contractual term of the Warrants, which expire on the earlier of (i) five years after the completion of the initial business combination and (ii) upon redemption or liquidation. An increase in the risk-free interest rate, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

•
The remaining term was determined to be 5.75 years, as the Warrants become exercisable on the later of (i) 30 days after the completion of a business combination and (ii) 12 months from the Initial Public Offering date. An increase in the expected term, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

•
The expected volatility assumption was based on the implied volatility from a set of comparable publicly-traded warrants as determined based on the size and proximity of other similar business combinations. An increase in the expected volatility, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

•
The fair value of the Units, which each consist of one Class A ordinary share and one-third
of one Public Warrant, represents the closing price on the measurement date as observed from the ticker PIC.WS.

Upon initial measurement, the Private Placement Warrants and Public Warrants were determined to be $1.08 and $1.06, respectively, per warrant for aggregate values of $4.9 million and $9.0 million, respectively.
Subsequent Measurement
The Warrants are measured at fair value on a recurring basis. The subsequent measurement of the Public Warrants as of December 31, 2020 is classified as Level 1 due to the use of an observable market quote in an active market under the ticker IPOE.WS and the Private Placement Warrants are measured using the Black-Scholes Model, which is classified as Level 3.

Input	March 31, 2021
Risk-free rate	0.95%
Remaining term in years	5.13
Expected volat i lity	40.2%
Exercise price	$11.50
Fair value of common stock	$11.12
Expected probability to consummate a business combination	88.3%

As of March 31, 2021, the aggregate values of the Private Placement Warrants and Public Warrants were $16.0 million and $25.5 million, respectively, based on the closing price of PIC.WS on that date of $3.01 for the Public Warrants and based upon a Black-Scholes Model fair value of the Private Warrants of $3.50.
The following table presents the changes in the fair value of warrant liabilities:

	Private Placement	Public	Warrant Liabilities
Fair value as of July 8, 2020 (inception)	$—	$—	$—
Initial fair value – November 13,2020	4,922,640	8,987,033	13,909,673
Change in fair value	1,030,360	16,532,749	27,563,109

Fair value as of March 31, 2021	$15,953,000	$25,519,782	$41,472,782

(2)
Due to the use of quoted prices in an active market (Level 1) to measure the fair values of the Public Warrants, subsequent to initial measurement, the Company had transfers out of Level 3 totaling $9.0 million during the period from November 13, 2020 through March 31, 2021.